UNITED STATES
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SCHEDULE 14A

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ELECTRONIC DATA SYSTEMS CORPORATION
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HEWLETT-PACKARD COMPANY
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© 2008 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice http://www.hp.com/investor/home HP to acquire EDS May 13, 2008

2 May 13, 2008 Important Information Additional Information and Where to Find It EDS intends to file with the Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the merger. The definitive proxy statement will be sent or given to the stockholders of EDS. Before making any voting or investment decision with respect to the merger, investors and stockholders of EDS are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the merger. The proxy statement and other relevant materials (when they become available), and any other documents filed by EDS with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by going to EDS’s Investor Relations page on its corporate website at www.eds.com or by directing a request to EDS at 5400 Legacy Drive, Plano, TX 75024 -- Attention: Investor Relations. Participants in the Solicitation EDS and HP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from EDS stockholders in connection with the merger. Information about HP’s directors and executive officers is set forth in HP’s proxy statement on Schedule 14A filed with the SEC on January 29, 2008 and HP’s Annual Report on Form 10-K filed on December 18, 2007. Information about EDS’s directors and executive officers is set forth in EDS’s proxy statement on Schedule 14A filed with the SEC on March 4, 2008 and EDS’s Annual Report on Form 10-K filed on February 27, 2008. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that EDS intends to file with the SEC. Forward-looking statements This presentation contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forw ard-looking statements, including the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions, including those conditions related to regulatory approvals; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, EDS’s business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described in HP’s and EDS’s Securities and Exchange Commission reports, including but not limited to the risks described in HP’s Annual Report on Form 10-K for its fiscal year ended October 31, 2007 and Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2008 and EDS’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and Form 10-Q for the fiscal quarter ended March 31, 2008. HP and EDS assume no obligation and do not intend to update these forward-looking statements.

3 May 13, 2008 HP to acquire EDS • HP will be the #2 IT services provider and a leader in IT outsourcing and Applications Outsourcing • Purchase price of $25 per share, or an enterprise value (EV) of approximately $13.9 billion - EV/FY08E revenue: 0.61x; EV/FY08E EBITDA: 4.9x • Transaction to be financed through existing cash and the issuance of new debt • Expected to close in the second half of calendar year 2008 HP signed a definitive agreement on May 13, 2008 to acquire EDS

4 May 13, 2008 Strategic rationale for the acquisition of EDS • Enhances HP’s offerings and strengthens its competitiveness in IT services -Increases opportunities in attractive growth segments such as Application Outsourcing Services -Strengthens diversification across geographies and vertical industries • Expected to be accretive to FY09 non-GAAP earnings and to be accretive on a GAAP basis in FY10 and beyond • Significant cost synergies expected in areas where we have a strong track record of execution • We have high confidence that we can execute an integration plan that will create shareholder value and mitigate risks -Create new business group led by Ron Rittenmeyer, reporting to Mark Hurd -Admin functions (IT, Real estate, etc.) leverage HP model Strategic Financial Operational

5 May 13, 2008 Conclusion We expect the combination of HP and EDS will • Create one of the industry’s broadest portfolios of products and services • Increase our total addressable market • Expand our enterprise share of wallet in the U.S. and U.K. • Elevate HP from the #5 IT service provider to #2 • Be accretive to non-GAAP earnings in FY09 and accretive to GAAP earnings in FY10 and beyond

7 May 13, 2008 Supplemental Slides

8 May 13, 2008 HP and EDS have complementary revenue profiles EDS company overview FY07 Revenue $22.1 billion BPO $3.1B Infrastructure Services $11.5B Other $1.1B Application Services $6.4B Americas $10.4B EMEA $6.4B Asia Pacific $1.8B Other $0.9B US Gov’t $2.6B Revenue by segment Revenue by geography Technology Services $8.7B Consulting & Integration $3.1B Outsourcing Services $4.8B Americas $1.4B Asia Pacific $0.5B EMEA $2.9B HP Services overview FY07 Revenue $16.6 billion Revenue by business HP Outsourcing Services Revenue by geography

9 May 13, 2008 The combination will create a leader in IT services 3% 3% 4% 4% 4% 7% 10% IBM EDS Fujitsu Accenture HP HP + EDS CSC Source: Company public filings; HP i nternal estimates ~20% Applications Outsourcing ~5% Business Process Outsourcing ~10% IT Outsourcing Estimated addressable market (2007): $500B-$550B Growing mid-single digits (FY2007) • The combined company will become a leading global IT services company - #2 globally - #2 in the Americas and EMEA - #1 in Applications Outsourcing - #2 in IT Outsourcing Estimated Combined Company Market Share Key Takeaways IT Services